Exhibit 10.4

EXECUTION VERSION

CHAMBERS STREET PROPERTIES

Up to $250,000,000 Common Shares of Beneficial Interest

EQUITY DISTRIBUTION AGREEMENT

Dated: November 6, 2013

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EXHIBITS

Exhibit A	–	Form of Placement Notice
Exhibit B	–	Authorized Individuals for Placement Notices and Acceptances
Exhibit C	–	Compensation
Exhibit D-1	–	Form of Opinion of Company Counsel
Exhibit D-2	–	Form of Opinion of Company Counsel – Tax
Exhibit D-3	–	Form of Opinion of General Counsel to the Company
Exhibit E	–	Officer Certificate
Exhibit F	–	Issuer Pricing Free Writing Prospectus

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Chambers Street Properties

Up to $250,000,000 Common Shares of Beneficial Interest

EQUITY DISTRIBUTION AGREEMENT

November 6, 2013

RBC Capital Markets, LLC

200 Vesey Street, 8th Floor

New York, New York 10281

Ladies and Gentlemen:

Chambers Street Properties, a Maryland real estate investment trust (the “Company”), and CSP Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), each confirms its agreement (this “Agreement”) with RBC Capital Markets, LLC (“RBC”), as follows:

SECTION 1. Description of Securities.

Each of the Company and the Operating Partnership agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, the Company may issue and sell through RBC, acting as agent and/or principal, common shares of beneficial interest, par value $0.01 per share, of the Company (the “Common Shares”), having an aggregate sale price of up to $250,000,000 (the “Maximum Amount”) (such Common Shares, the “Securities”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 regarding the number and aggregate sale price of the Securities issued and sold under this Agreement or any Alternative Distribution Agreements (as defined below) shall be the sole responsibility of the Company, and RBC shall have no obligation in connection with such compliance. The issuance and sale of the Securities through RBC will be effected pursuant to the Registration Statement (as defined below) filed by the Company and which became effective upon filing under Rule 462(e) (“Rule 462(e)”) under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue the Securities. The Company agrees that whenever it determines to sell Securities directly to RBC as principal it will enter into a separate written agreement containing the terms and conditions of such sale.

The Company has filed, in accordance with the provisions of the Securities Act, with the Commission an automatic shelf registration statement on Form S-3ASR (File No. 333-192137), including a base prospectus, relating to certain securities, including the Securities to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (the “Exchange Act”). The Company has prepared a prospectus supplement specifically relating to the Securities (the “Prospectus Supplement”) to the base prospectus included as part of such automatic shelf registration statement. The Company will furnish to RBC, for use by RBC, copies of the prospectus included as part of such registration statement, as supplemented by the

Prospectus Supplement, relating to the Securities. Except where the context otherwise requires, such automatic shelf registration statement, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act (Rule 424(b)”) or deemed to be a part of such automatic shelf registration statement pursuant to Rule 430B under the Securities Act (“Rule 430B”), is herein called the “Registration Statement.” The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Commission’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

The Company and the Operating Partnership have also entered into three (3) additional separate equity distribution agreements (each an “Alternative Distribution Agreement” and, collectively, the “Alternative Distribution Agreements”), each dated as of even date herewith, with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, respectively (each, an “Alternative Placement Agent” and together with RBC, the “Placement Agents”). The aggregate offering price of the Securities that may be sold pursuant to this Agreement and the Alternative Distribution Agreements shall not exceed the Maximum Amount.

The Company agrees that whenever it determines to sell Securities directly to an Alternative Placement Agent as principal it will enter into a separate written agreement in form and substance satisfactory to both the Company and the Alternative Placement Agent covering such sale.

SECTION 2. Placements.

Each time that the Company wishes to issue and sell the Securities hereunder (each, a “Placement”), it will notify RBC by email notice (or other method mutually agreed to in writing by the parties) containing the parameters in accordance with which it desires the Securities to be sold, which shall at a minimum include the number of Securities to be issued (the “Placement Securities”), the time period during which sales are requested to be made, any limitation on the number of Securities that may be sold in any one day and any minimum price below which sales may not be made (a “Placement Notice”), a form of which containing such minimum sales parameters necessary is attached hereto as Exhibit A. The Placement Notice shall originate from any of the individuals from the Company set forth on Exhibit B (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from RBC set forth on Exhibit B, as such Exhibit B may be amended from time to time. If RBC wishes to accept such proposed terms included in the Placement Notice (which it may decline to do so for any reason in its sole discretion) or, following discussion with the Company, wishes to accept amended terms, RBC will, prior to 4:30 p.m. (New York City time) on the Business Day (as defined below) following the Business Day on which such Placement Notice is delivered to RBC, issue to the Company a notice by email (or other method mutually agreed to in writing by the parties) addressed to all of the individuals from the Company and RBC (set forth on Exhibit B) setting forth the terms that RBC is willing to accept. Where the terms provided in the Placement Notice are amended as provided for in the immediately preceding sentence, such terms will not be binding on the Company or RBC until the Company delivers to RBC an acceptance by email (or other method mutually agreed to in writing by the parties) of all of the terms of such Placement Notice, as amended (the “Acceptance”), which email shall be addressed to all of the individuals from the Company and RBC set forth on Exhibit B. The Placement Notice (as amended by the corresponding Acceptance, if applicable) shall be effective upon receipt by the Company of RBC’s acceptance of the terms of the Placement Notice or upon receipt by RBC of the Company’s Acceptance, as the case may be, unless and until (i) the entire amount of the Placement Securities has been sold, (ii) in accordance with the notice requirements set forth in the second sentence of this paragraph, the Company terminates the Placement Notice, (iii) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, (iv) this Agreement has been terminated under the provisions of Section 13 or (v) either party shall have suspended the sale of the Placement Securities in accordance with Section 4 below. The amount of any discount, commission or other compensation to be paid by the Company to RBC in connection with the sale of the Placement Securities shall be calculated in accordance with the terms set forth in Exhibit C. It is expressly acknowledged and agreed that neither the Company nor RBC will have any obligation whatsoever with respect to a Placement or any Placement Securities unless and until the Company delivers a Placement Notice to RBC and either (i) RBC accepts the terms of such Placement Notice or (ii) where the terms of such Placement Notice are amended, the Company accepts such amended terms by means of an Acceptance pursuant to the terms set forth above, and then only upon the terms specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable) and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice (as amended by the corresponding Acceptance, if applicable), the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable) will control. For the purposes hereof, “Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banks are required to be closed in New York City.

SECTION 3. Sale of Placement Securities by RBC.

Subject to the provisions of Section 6(a), RBC, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the Placement Securities up to the amount specified, and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable). RBC will provide written confirmation to the Company no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement Securities hereunder setting forth the number of Placement

Securities sold on such day, the compensation payable by the Company to RBC pursuant to Section 2 with respect to such sales, and the Net Proceeds (as defined below) payable to the Company, with an itemization of the deductions made by RBC (as set forth in Section 6(b)) from the gross proceeds that it receives from such sales. Subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable), RBC may sell Placement Securities by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act (“Rule 415”), including without limitation sales made directly on the New York Stock Exchange (The “NYSE”), on any other existing trading market for the Common Shares or to or through a market maker. Subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable), RBC may also sell Placement Securities by any other method permitted by law, including but not limited to in privately negotiated transactions. For the purposes hereof, “Trading Day” means any day on which Common Shares are purchased and sold on the principal market on which the Common Shares are listed or quoted.

SECTION 4. Suspension of Sales. The Company or RBC may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Exhibit B, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Exhibit B), suspend any sale of Placement Securities; provided, however, that such suspension shall not affect or impair either party’s obligations with respect to any Placement Securities sold hereunder prior to the receipt of such notice or any Placement Securities sold under an Alternative Distribution Agreement. Each of the parties agrees that no such notice under this Section 4 shall be effective against the other unless it is made to one of the individuals of the other party named on Exhibit B hereto, as such Exhibit may be amended from time to time.

SECTION 5. Representations and Warranties.

(a)        Representations and Warranties by the Company and the Operating Partnership.    Each of the Company and the Operating Partnership, jointly and severally, represents and warrants to RBC as of the date hereof and as of each Representation Date (as defined below) on which a certificate is required to be delivered pursuant to Section 7(o) of this Agreement, as of the time of each sale of any Securities or any securities pursuant to this Agreement (each such time, an “Applicable Time”) and as of each Settlement Date (as defined below), and agrees with RBC, as follows:

(1)        Compliance with Registration Requirements.    The Company meets the requirements for use of Form S-3ASR under the Securities Act, and the offering and sale of the Securities as contemplated hereby, complies with, the requirements of Rule 415. The Original Registration Statement was filed by the Company with the Commission not earlier than three years prior to the date hereof. The Original Registration Statement became effective under the Securities Act upon filing with the Commission. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 under the Securities Act (“Rule 405”), and the Securities have been and remain eligible for registration by the Company on an automatic shelf registration statement. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission. No order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened or contemplated by the Commission or the securities authority of any jurisdiction. Any request on the part of the Commission for additional information has been complied with.

At the respective times the Original Registration Statement and any post-effective amendments thereto became effective, at each deemed effective date with respect to RBC and the Securities pursuant to Rule 430B(f)(2) and at each Settlement Date, the Original Registration Statement and any amendments and supplements thereto complied, complies and will comply in all material respects with the requirements under the Securities Act, and did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, as of their respective dates, and at each Applicable Time and Settlement Date, as the case may be, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties set forth in the immediately preceding paragraph shall not apply to statements in or omissions from the Original Registration Statement, or any post-effective amendment thereby or the Prospectus, as amended or supplemented, made in reliance upon and in conformity with the Agent Information (as hereinafter defined).

Any preliminary prospectus (including the base prospectus filed as part of the Original Registration Statement or any amendment thereto) complied when so filed in all material respects with the Securities Act and any such preliminary prospectus and the Prospectus and any amendments or supplements thereto delivered and to be delivered to RBC (electronically or otherwise) in connection with the offering of the Securities were and will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

Each Issuer Free Writing Prospectus (as defined below) relating to the Securities, as of its issue date and as of the relevant Applicable Time and Settlement Date, or until any earlier date that the issuer notified or notifies RBC as described in Section 7(d) hereof, did not, does not and will not (i) include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any incorporated document deemed to be a part thereof that has not been superseded or modified, or (ii) include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances, prevailing at that subsequent time, not misleading. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by

RBC specifically for use therein. As used herein, “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (“Rule 433”), relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, and all free writing prospectuses that are listed in Exhibit F hereto, in each case in the form furnished (electronically or otherwise) to RBC for use in connection with the offering of the Securities.

At the effectiveness of the Original Registration Statement, at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act (“Rule 163(c)”)) made any offer relating to the Securities in reliance on the exemption of Rule 163, and as of the execution of this Agreement, the Company was and is a “well-known seasoned issuer,” as defined in Rule 405.

At the effectiveness of the Original Registration Statement, at the earliest time after the effectiveness of the Original Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and as of the execution of this Agreement (with such time of execution being used as the determination date for purposes of this clause), the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

Each document incorporated by reference in the Registration Statement or the Prospectus heretofore filed, when it was filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act, and any further documents so filed and incorporated after the date of this Agreement will, when they are filed, conform in all material respects with the requirements of the Exchange Act; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

(2)        Prior Written Communications.    Any offer that is a written communication relating to the Securities made prior to the initial filing of the Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c)) has been filed with the Commission in accordance with the exemption provided by Rule 163 under the Securities Act and otherwise complied with the requirements of Rule 163 of the Securities Act, including without limitation the legending requirement.

(3)        Independent Accountants.    Deloitte & Touche LLP and KPMG LLP, the accountants whose reports appear in the Registration Statement, Prospectus or are incorporated by reference therein, are, and during the periods covered by such reports were, registered independent public accountants as required by the Securities Act, the Exchange Act and the Public Company Accounting Oversight Board (“PCAOB”).

(4)        Financial Statements.    The financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules (if any) and notes, present fairly in all material respects the consolidated financial position of the entities to which they relate at the dates indicated and the consolidated statements of operations, statements of comprehensive loss and statements of cash flows of the Company and its consolidated subsidiaries for the periods specified; the financial statements of any other entities or businesses included or incorporated by reference in the Registration Statement or the Prospectus, together with the related schedules (if any) and notes, present fairly in all material respects the financial position of each such entity or business, as the case may be, and its consolidated subsidiaries (if any) at the dates indicated and the consolidated statements of operations, statements of equity and statements of cash flows of such entity or business, as the case may be, and its consolidated subsidiaries (if any) for the periods specified; and all such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved and comply with all applicable accounting requirements under the Securities Act (except as may be indicated in the notes thereto) and have been prepared on a consistent basis with the books and records of the Company. The supporting schedules, if any, included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects and in accordance with GAAP, the information required to be stated therein. The financial statements of the businesses or properties acquired or proposed to be acquired, if any, included in the Registration Statement and the Prospectus present fairly in all material respects the information set forth therein, have been prepared in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto) and otherwise have been prepared in accordance with, in the case of businesses acquired or to be acquired, the applicable financial statement requirements of Rule 3-05 in all material respects or, in the case of real estate operations acquired or to be acquired, Rule 3-14 in all material respects of Regulation S-X. The supporting schedules, if any, present fairly in all material respects and in accordance with GAAP the information required to be stated therein. The summary financial data and selected financial data included in the Registration Statement and the Prospectus presents fairly in all material respects the information shown therein and has been compiled on a basis consistent with that of the audited financial statements of the Company included in the Registration Statement and the Prospectus. The pro forma financial statements and the related notes and the pro forma and pro forma as adjusted financial information and related notes included in the Registration Statement and the Prospectus present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Any information contained in the Registration Statement or the Prospectus regarding “non-GAAP financial measures” (as defined in Regulation G of the Commission) complies in all material respects with Regulation G and Item 10 of Regulation S-K of the Commission, to the extent applicable. No other financial statements or schedules are required by Form S-3 or otherwise to be included in the Registration Statement or the Prospectus. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(5)        No Material Adverse Change in Business.    Since the respective dates as of which information is given in the Registration Statement and the Prospectus (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, the Operating Partnership and the Company’s subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company, the Operating Partnership or any of the Company’s subsidiaries which are material with respect to the Company, the Operating Partnership and the Company’s subsidiaries considered as one enterprise, and (C) except for regular quarterly or monthly dividends on the Common Shares in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its Common Shares, preferred shares or other capital shares of the Company (“Capital Stock”).

(6)        Good Standing of the Company.    The Company has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland and has power and authority to own, lease and operate its properties and to conduct its business as described in the declaration of trust and in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in New Jersey and each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except (solely in the case of jurisdictions other than the State of New Jersey) in each case where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(7)        Good Standing of the Operating Partnership.    The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction in which its ownership or leasing of property or the operation of its properties or the conduct of its business requires such qualification, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect, and has full power and authority necessary to own or lease, as the case may be, its properties and to operate its properties and conduct its business as described in the partnership agreement and the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement; except as otherwise disclosed in the Registration Statement and the Prospectus, the issued and outstanding equity interests of the Operating Partnership (the “OP Units”) have been duly authorized and validly issued and have been offered and sold or exchanged in compliance in all material respects with all applicable laws (including, without limitation, federal or state securities laws) and the OP Units owned by the Company are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (a “Lien”); none of the outstanding equity interests of the Operating Partnership were issued in violation of the preemptive or similar rights of any securityholder of the Operating Partnership. Except (A) as set forth in the Registration Statement and the Prospectus, (B) for subsequent unregistered issuances that would not be required to be disclosed pursuant to the Exchange Act, the Securities Act or any regulation promulgated thereunder, assuming such securities were equity securities of the Company and (C) for securities convertible into or exchangeable for OP Units and outstanding options, rights (preemptive or otherwise) and warrants to purchase or subscribe for OP Units issued to the Company in connection with the Company’s issuance of securities convertible into or exchangeable for Common Shares and outstanding options, rights (preemptive or otherwise) and warrants to purchase or subscribe for Common Shares, there are no outstanding OP Units or securities convertible into or exchangeable for any OP Units and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for OP Units or other securities of the Operating Partnership. The terms of the OP Units conform in all material respects to statements and descriptions related thereto contained in the Registration Statement and the Prospectus. The Company is the sole general partner of the Operating Partnership. As of the date given in the Prospectus, the aggregate percentage interest of the Company in the Operating Partnership is as set forth in the Prospectus.

(8)        Units to be Issued.    The OP Units to be issued by the Operating Partnership to the Company in connection with the Company’s contribution of the proceeds from the sale of the Securities to the Operating Partnership have been duly authorized for issuance by the Operating Partnership to the Company, and at each Settlement Date, will be validly issued and fully paid. Such OP Units will be exempt from registration or qualification under the Securities Act and applicable state securities laws. None of the OP Units will be issued in violation of the preemptive or other similar rights of any securityholder of the Operating Partnership.

(9)        Tax Status of Operating Partnership.    The Operating Partnership has not been and is not treated as a corporation, association taxable as a corporation or a publicly traded partnership for purposes of the Internal Revenue Code of 1986, as amended (the “Code”); and neither the Company nor the Operating Partnership knows of any event that would cause or is likely to cause the Operating Partnership to be treated as a corporation, association taxable as a corporation or a publicly traded partnership.

(10)        Good Standing of Subsidiaries.    Each direct or indirect subsidiary of the Company, including those on Exhibit 21.1 to the Company’s most recent annual report on Form 10-K as of its date, other than the Operating Partnership, has been duly formed and is validly existing as a corporation, limited or partnership or limited liability company, as the case may be (or the foreign equivalent thereof), in good standing under the laws of the jurisdiction of its organization, with full power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and is duly qualified as a foreign corporation, limited or general partnership or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement and the Prospectus and, in relation to joint ventures, the interest in each such joint venture not held by the Company, all of the issued and outstanding capital stock of each such subsidiary that is a corporation, all of the issued and outstanding partnership interests of each such subsidiary that is a limited partnership and all of the issued and outstanding limited liability company interests, membership interests or other similar interests of each such subsidiary that is a limited liability company have been duly authorized and validly issued, are fully paid and (except in the case of general partnership interests) non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any Lien, except where such Liens would not have, or reasonably be expected to have, a Material Adverse Effect; and none of the outstanding shares of capital stock, partnership interests or limited liability company interests, membership interests or other similar interests of any such subsidiary was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of such subsidiary or any other person. As of the date hereof, none of the Subsidiaries are “significant subsidiaries” of the Company (as such term is defined in Rule 1-02 of Regulation S X under the Securities Act). After the date hereof, except as disclosed to RBC in writing, none of the Company’s subsidiaries will be “significant subsidiaries” of the Company (as such term is defined in Rule 1-02 of Regulation S X under the Securities Act).

(11)        Capitalization.    The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued and outstanding shares of Capital Stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and have been issued in compliance with applicable federal and state securities laws. None of the Company’s outstanding Common Shares were issued in violation of any preemptive rights, rights of first refusal or other similar rights; except as set forth in the Prospectus, the Company is not a party to or bound by any outstanding options, warrants or similar rights to subscribe for, or contractual obligations to issue, sell, transfer or acquire, any of its Capital Stock or any securities convertible into or exchangeable for any of such Capital Stock.

(12)        Authorization of Agreement.    This Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership.

(13)        Authorization of Securities.    The Securities to be sold by the Company pursuant to this Agreement have been duly authorized for issuance and sale to RBC pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable; no holder of the Securities is or will be subject to personal liability by reason of being such a holder; the issuance and sale of the Securities to be sold by the Company pursuant to this Agreement is not subject to any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company or any other person; and the delivery of the Securities being sold by the Company against payment therefor pursuant to the terms of this Agreement will pass valid title to the Securities being sold by the Company, free and clear of any claim, encumbrance or defect in title, and without notice of any lien, claim or encumbrance. The certificates to be used by the Company to evidence the Common Shares will be in substantially the form filed as an exhibit to the Original Registration Statement and will, on each Settlement Date, be in valid and sufficient form.

(14)        Description of Securities.    The capital shares of the Company, and the Company’s charter and bylaws conform in all material respects to all of the respective statements relating thereto contained in the Registration Statement and the Prospectus and such statements conform to the rights set forth in the respective instruments and agreements defining the same.

(15)        Absence of Defaults and Conflicts.    None of the Company, the Operating Partnership or any of the Company’s subsidiaries is in violation of its Organizational Documents (as defined below) or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any Company Document, except (solely in the case of Company Documents other than Subject Instruments) for such defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Company and the Operating Partnership with their obligations under this Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or any event or condition which gives the holder of any bond, note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary of the Company under, or result in the creation or imposition of any Lien upon any property or assets of the Company, the Operating Partnership or any of the Company’s subsidiaries pursuant to, any Company Documents, except (solely in the case of Company Documents other than Subject Instruments) for such conflicts, breaches, defaults or Liens that would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the Organizational Documents of the Company, the Operating Partnership or any of the Company’s subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, the Operating Partnership or any of the Company’s subsidiaries or any of their respective assets, properties or operations. As used herein, “Subject Instruments” means the Existing Credit Agreement and all other instruments, agreements and documents filed or incorporated by reference as exhibits to the Registration Statement pursuant to Rule 601(b)(10) of Regulation S-K of the Commission; provided that if any instrument, agreement or other document filed or incorporated by reference as an exhibit to the Registration Statement as aforesaid has been redacted or if any portion thereof has been deleted or is otherwise not included as part of such exhibit (whether pursuant to a request for confidential treatment or otherwise), the term “Subject Instruments” shall nonetheless mean such instrument, agreement or other document, as the case may be, in its entirety, including any portions thereof which shall have been so redacted, deleted or otherwise not filed. As used herein, “Company Documents” means any contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments or agreements to which the Company, the Operating Partnership or any of the Company’s subsidiaries is a party or by which the Company, the Operating Partnership or any of the Company’s subsidiaries is bound or to which any of the property or assets of the Company, the Operating Partnership or any of the Company’s subsidiaries is subject including, without limitation, all Subject Instruments, “Organizational Documents” means (a) in the case of a corporation, its charter and by laws; (b) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (c) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; (d) in the case of a trust, its certificate of trust, certificate of formation or similar organizational document and its trust agreement or other similar agreement; and (e) in the case of any other entity, the organizational and governing documents of such entity and “Existing Credit Agreement” means the Amended, Restated and Consolidated Credit Agreement dated as of September 26, 2013 among the Company, a group of lenders set forth therein, as amended, supplemented or restated, if applicable, including any promissory notes, pledge agreements, security agreements, mortgages, guarantees and other instruments or agreements entered into by the Company, the Operating Partnership or any of the Company’s subsidiaries in connection therewith or pursuant thereto, in each case as amended, supplemented or restated, if applicable.

(16)        Absence of Labor Dispute.    No labor dispute with the employees of the Company, the Operating Partnership or any subsidiary of the Company exists or, to the knowledge of the Company and the Operating Partnership, is imminent that would, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement and the Prospectus.

(17)        Absence of Proceedings.    There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company and the Operating Partnership, threatened, against or affecting the Company, the Operating Partnership or any of the Company’s subsidiaries which is required to be disclosed in the Registration

Statement or the Prospectus (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Company, the Operating Partnership and the Company’s subsidiaries, considered as one enterprise, or the consummation of the transactions contemplated in this Agreement or the performance by the Company or the Operating Partnership of its respective obligations under this Agreement; the aggregate of all pending legal or governmental proceedings to which the Company, the Operating Partnership or any of the Company’s subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

(18)        Accuracy of Descriptions and Exhibits.    The information in the Prospectus under the captions “Risk Factors – Risks Related to our Organization and Structure,” “Description of Securities of Chambers Street Properties,” “Description of Certain Provisions of the Maryland General Corporation Law and Our Declaration of Trust and Bylaws,” “U.S. Federal Income Tax Considerations” and the information in the Registration Statement under Item 15, in each case to the extent that it constitutes matters of law, summaries of legal matters, summaries of provisions of the Company’s declaration of trust or bylaws or other instruments or agreements, summaries of legal proceedings, or legal conclusions, is correct in all material respects; all descriptions in the Registration Statement and the Prospectus of any Company Documents are accurate in all material respects; and there are no franchises, contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments, agreements or documents required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.

(19)        Possession of Intellectual Property.    The Company, the Operating Partnership and the Company’s subsidiaries own or possess or have the right to use on reasonable terms all patents, patent rights, patent applications, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, service names and other intellectual property (collectively, “Intellectual Property”) reasonably necessary to carry on their respective businesses as described in the Prospectus and as proposed to be conducted; and to the knowledge of the Company none of the Company, the Operating Partnership or any of the Company’s subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interests of the Company, the Operating Partnership or any of the Company’s subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, might result in a Material Adverse Effect. To the knowledge of the Company and the Operating Partnership, there is no unauthorized use, infringement or misappropriation of any of the Intellectual Property by any third party, employee or former employee. Each agreement and instrument (each, a “License Agreement”) pursuant to which any Intellectual Property is licensed to the Company, the Operating Partnership or any of the Company’s subsidiaries is in full force and effect, has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, the Operating Partnership or the applicable subsidiary of the Company, as the case may be, enforceable against the Company or such Company’s subsidiary in accordance with its terms, except as enforcement thereof may be subject to bankruptcy, insolvency or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles; the Company, the Operating Partnership and the Company’s subsidiaries are in compliance with their respective obligations under all License Agreements and, to the knowledge of the Company and the Operating Partnership, all other parties to any of the License Agreements are in compliance with all of their respective obligations thereunder; no event or condition has occurred or exists that gives or would give any party to any License Agreement the right, either immediately or with notice or passage of time or both, to terminate or limit (in whole or in part) any such License Agreement or any rights of the Company, the Operating Partnership or any of the Company’s subsidiaries thereunder, to exercise any of such party’s remedies thereunder, or to take any action that would adversely affect any rights of the Company, the Operating Partnership or any of the Company’s subsidiaries thereunder or that might have a Material Adverse Effect and neither the Company nor the Operating Partnership is aware of any facts or circumstances that would result in any of the foregoing or give any party to any License Agreement any such right; and none of the Company, the Operating Partnership or any of the Company’s subsidiaries has received any notice of default, breach or noncompliance under any License Agreement.

(20)        Absence of Further Requirements.    (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (B) no authorization, approval, vote or other consent of any holder of Capital Stock or other securities of the Company or any creditor of the Company, (C) no waiver or consent under any Subject Instrument, and (D) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the execution, delivery or performance by the Company of this Agreement, for the offering, issuance, sale or delivery of the Securities hereunder, or for the consummation of any of the other transactions contemplated by this Agreement, in each case on the terms contemplated by the Registration Statement and the Prospectus, except such as have been obtained under the Securities Act and the Exchange Act or such as may be required under state securities laws.

(21)        Possession of Licenses and Permits.    The Company, the Operating Partnership and the Company’s subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them (except, solely in the case of Government Licenses issued by local regulatory agencies or bodies, for such Governmental Licenses the failure to possess would not, individually or in the aggregate, have a Material Adverse Effect); the Company, the Operating Partnership and the Company’s subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Company, the Operating Partnership or any of the Company’s subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result or reasonably be expected to result in a Material Adverse Effect.

(22)        Title to Property.    The Company, the Operating Partnership, and the Company’s subsidiaries have good and marketable title in fee simple to all real property owned by any of them and good title to all other properties and assets owned by any of them, in each case, free and clear of all Liens except such as (a) are described in the Registration Statement and the Prospectus or (b) do not, individually or in the aggregate, have a Material Adverse Effect and do not interfere with the use made and proposed to be made of such property by the Company, the Operating Partnership or any of the Company’s subsidiaries and all Liens that are required to be disclosed in the Registration Statement and Prospectus are disclosed therein; all real property, buildings and other improvements, and equipment and other property held under lease or sublease by the Company, the Operating Partnership or any of the Company’s subsidiaries are held by them under valid, subsisting and enforceable leases or subleases, as the case may be, with, solely in the case of leases or subleases relating to real property and buildings or other improvements, such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings or other improvements by the Company, the Operating Partnership and the Company’s subsidiaries, and all such leases and subleases are in full force and effect; and none of the Company, the Operating Partnership or any of the Company’s subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company, the Operating Partnership or any of the Company’s subsidiaries under any of the leases or subleases mentioned above or affecting or questioning the rights of the Company, the Operating Partnership or any of the Company’s subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease except for such claims which, if successfully asserted against the Company, the Operating Partnership or any of the Company’s subsidiaries, would not, individually or in the aggregate, have a Material Adverse Effect. Except as otherwise described in the Registration Statement or the Prospectus, (i) none of the Company, the Operating Partnership or any of the Company’s subsidiaries or any tenant of any of such property is in default under (A) any space leases (as lessor or lessee, as the case may be) relating to such properties, (B) any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against such properties, or (C) any ground lease, sublease or operating sublease relating to any of such properties, and neither the Company nor the Operating Partnership knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements, except with respect to (A), (B) and (C) immediately above any such default that would not have a Material Adverse Effect; (ii) no tenant under any of the leases at any such property has a right of first refusal or option to purchase the premises demised under such lease except for rights or options that would not have a Material Adverse Effect if exercised; (iii) to the knowledge of the Company and the Operating Partnership, each such property complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to such properties), except for such failures to comply that would not have a Material Adverse Effect; (iv) neither the Company nor the Operating Partnership has knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that will in any material manner affect the size of, use of, improvements on, construction on or access to such properties; (v) the mortgages and deeds of trust that encumber such properties are not convertible into equity securities of the entity owning such property and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any property other than other properties described in the Prospectus as owned or leased by the Company or its subsidiaries; and (vi) the Company, the Operating Partnership or a subsidiary of the Company, as applicable, has obtained title insurance on the fee or leasehold interests, as the case may be, in each such properties, in an amount at least equal to the greater of (x) the mortgage indebtedness of each such property or (y) the purchase price of each such property.

(23)        Investment Company Act.    Neither the Company nor the Operating Partnership is, and upon the sale of the Securities to RBC as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus under the caption “Use of Proceeds,” will be, an “investment company” as such terms are defined in the Investment Company Act of 1940, amended (the “Investment Company Act”).

(24)        Environmental Laws.    Except as described in the Registration Statement and the Prospectus and except as would not, individually or in the aggregate, result in a Material Adverse Effect, (A) none of the Company, the Operating Partnership or any of the Company’s subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company, the Operating Partnership and the Company’s subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company, the Operating Partnership or any of the Company’s subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company, the Operating Partnership or any of the Company’s subsidiaries relating to Hazardous Materials or any Environmental Laws.

(25)        Absence of Registration Rights.    Except as disclosed in the Registration Statement and the Prospectus, there are no persons with registration rights or other similar rights to have any securities (debt or equity) registered pursuant to the Registration Statement or included in the offering contemplated by this Agreement or otherwise registered by the Company under the Securities Act, and there are no persons with co-sale rights, tag-along rights or other similar rights to have any securities (debt or equity) included in the offering contemplated by this Agreement or sold in connection with the sale of Securities pursuant to this Agreement, except in each case for such rights that have been duly waived in writing; and the Company has given all notices required by, and has otherwise complied with its obligations under, all registration rights agreements, co-sale agreements, tag-along agreements and other similar agreements in connection with the transactions contemplated by this Agreement.

(26)        NYSE.    The outstanding Common Shares and the Securities to be sold by the Company hereunder have been approved for listing, subject only to official notice of issuance, on the NYSE, and are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Securities under the Exchange Act or delisting any such securities from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

(27)        Taxes.    The Company, the Operating Partnership and the Company’s subsidiaries have filed in a timely manner all foreign, federal, state and local tax returns that are required to be filed through the date hereof or have properly requested and been granted extensions thereof, for which adequate reserves have been provided and reflected in the Registration Statement and the Prospectus, except where the failure so to file would not, individually or in the aggregate, have a Material Adverse Effect, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against any of them, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, have a Material Adverse Effect; and, except as disclosed in the Registration Statement and the Prospectus, there is no tax deficiency that, to the Company’s knowledge, has been, or could reasonably be expected to be, asserted against the Company, the Operating Partnership or any of the Company’s subsidiaries or any of their respective properties or assets, which, if determined adversely to any such entity, could reasonably be expected to have a Material Adverse Effect.

(28)        Insurance.    The Company, the Operating Partnership and the Company’s subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; all policies of insurance and any fidelity or surety bonds insuring the Company, the Operating Partnership or any of the Company’s subsidiaries or their respective businesses, assets, employees, officers, trustees and directors are in full force and effect; the Company, the Operating Partnership and the Company’s subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no material claims by the Company, the Operating Partnership or any of the Company’s subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; none of the Company, the Operating Partnership, or any such subsidiary of the Company has been refused any insurance coverage sought or applied for; and none of the Company, the Operating Partnership or any subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(29)        Accounting Controls and Disclosure Controls.    The Company, the Operating Partnership and the Company’s subsidiaries maintain and have maintained effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (C) access to assets is permitted only in accordance with management’s general or specific authorization, and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company, the Operating Partnership and the Company’s subsidiaries employ and have employed disclosure controls and procedures as defined in Rule 13a-15 under the Exchange Act that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(30)        Compliance with the Sarbanes-Oxley Act.    There is and has been no failure on the part of the Company or any of the Company’s trustees or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof (“Sarbanes-Oxley Act”) with which any of them is required to comply, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(31)        Permitted Free Writing Prospectus.    The Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Securities to be sold hereunder by RBC as principal or agent for the Company, other than the Prospectus and any Permitted Free Writing Prospectus reviewed and consented to by RBC.

(32)        Actively Traded Security.    The Common Shares qualify as an “actively traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

(33)        Absence of Manipulation.    Other than excepted activity pursuant to Regulation M under the Exchange Act, neither the Company nor the Operating Partnership has taken or will take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

(34)        Statistical, Demographic or Market-Related Data.    Any statistical, demographic or market-related data included in the Registration Statement or the Prospectus is based on or derived from sources that the Company believes to be reliable and accurate, all such data included in the Registration Statement or the Prospectus accurately reflects the materials upon which it is based or from which it was derived.

(35)        Foreign Corrupt Practices Act.    None of the Company, the Operating Partnership or any of the Company’s subsidiaries nor, to the knowledge of the Company and the Operating Partnership, any trustee, director, officer, agent, employee, affiliate or other person acting on behalf of the Company, the Operating Partnership or any of the Company’s subsidiaries, is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company, the Operating Partnership and the Company’s subsidiaries and, to the knowledge of the Company and the Operating Partnership, the Company’s other affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(36)        Money Laundering Laws.    The operations of the Company, the Operating Partnership and the Company’s subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Operating Partnership or any of the Company’s subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company and the Operating Partnership, threatened.

(37)        OFAC.    None of the Company, the Operating Partnership or any of the Company’s subsidiaries nor, to the knowledge of the Company and the Operating Partnership, any trustee, director, officer, agent, employee, affiliate or person acting on behalf of the Company, the Operating Partnership or any of the Company’s subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and neither the Company nor the Operating Partnership will directly or indirectly use any of the proceeds received by the Company or the Operating Partnership from the sale of Securities contemplated by this Agreement, or lend, contribute or otherwise make available any such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(38)        Lending Relationship.    Except as disclosed in the Registration Statement and the Prospectus, the Company does not intend to use any of the proceeds from the sale of the Securities to repay any debt owed to RBC or any affiliate thereof.

(39)        Transfer Taxes.    There are no stock or other transfer taxes, stamp duties, capital duties or other similar duties, taxes or charges payable in connection with the execution or delivery of this Agreement by the Company and the Operating Partnership or the issuance or sale by the Company of the Securities to be sold by the Company to RBC hereunder.

(40)        Related Party Transactions.    There are no business relationships or related party transactions involving the Company, the Operating Partnership or any of the Company’s subsidiaries or, to the knowledge of the Company and the Operating Partnership, any other person that are required to be described in the Registration Statement or the Prospectus that have not been described to the extent required.

(41)        ERISA.    In each case, except as would not reasonably be expected to have a Material Adverse Effect, (i) each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”), for which the Company, the Operating Partnership or any member of its “Controlled Group” (defined as an organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Code) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (b) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (c) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) and (d) none of the Company, the Operating Partnership or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(c)(3) of ERISA); and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(42)        No Other Contracts.    Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings other than the Alternative Distribution Agreements, between the Company and the Operating Partnership and any person that would give rise to a valid claim against the Company, the Operating Partnership or RBC for a brokerage commission, finder’s fee or other like payment with respect to the consummation of the transactions contemplated by this Agreement.

(43)        Proprietary Trading by RBC.    The Company acknowledges and agrees that RBC has informed the Company that RBC may, to the extent permitted under the Securities Act and the Exchange Act, purchase and sell Common Shares for its own account while this Agreement is in effect, and shall be under no obligation to purchase Securities on a principal basis pursuant to this Agreement, except as otherwise agreed by RBC in the Placement Notice (as amended by the corresponding Acceptance, if applicable); provided, that no such purchase or sales shall take place while a Placement Notice is in effect (except (i) as agreed by RBC in the Placement Notice (as amended by the corresponding Acceptance, if applicable) or (ii) to the extent RBC may engage in sales of Placement Securities purchased or deemed purchased from the Company as a “riskless principal” or in a similar capacity).

(44)        No Prohibition on Dividends by Subsidiaries.    Except as described in the Registration Statement and the Prospectus, none of the Operating Partnership or the Company’s subsidiaries are currently prohibited, directly or indirectly, from paying any dividends or making any other distributions on such subsidiary’s capital stock, from repaying any debt owed to the Company or any of its other subsidiaries, or from transferring any of its property or assets to the Company or any of its other subsidiaries.

(45)         REIT Status.    The Company has been organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Code for each taxable year commencing with its taxable year ended December 31, 2004, and its organization and method of operation (as described in the Registration Statement and the Prospectus) will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2013 and thereafter.

(b)        Certificates.    Any certificate signed by any officer of the Company or the Operating Partnership and delivered to RBC or to counsel for RBC in connection with the offering of Securities as contemplated by this Agreement shall be deemed a representation and warranty by the Company and the Operating Partnership, as the case may be, to RBC as to the matters covered thereby.

SECTION 6. Sale and Delivery to RBC; Settlement.

(a)        Sale of Placement Securities.    On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, upon RBC’s acceptance of the terms of a Placement Notice or upon receipt by RBC of an Acceptance, as the case may be, and unless the sale of the Placement Securities described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, RBC, for the period specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable), will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Securities up to the amount specified, and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable). The Company acknowledges and agrees that (i) there can be no assurance that RBC will be successful in selling Placement Securities, (ii) RBC will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Securities for any reason other than a failure by RBC to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Securities as required under this Section 6 and (iii) RBC shall be under no obligation to purchase Securities on a principal basis pursuant to this Agreement.

(b)        Settlement of Placement Securities.     Unless otherwise specified in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable), settlement for sales of Placement Securities will occur on the third (3rd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date”). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Securities sold (the “Net Proceeds”) will be equal to the aggregate sales price received by RBC at which such Placement Securities were sold, after deduction for (i) RBC’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 2 hereof, (ii) any other amounts due and payable by the Company to RBC hereunder pursuant to Section 8(a) hereof, and (iii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

(c)        Delivery of Placement Securities.    On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Securities being sold by crediting RBC’s or its designee’s account (provided RBC shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, RBC will deliver the related Net Proceeds in same day funds to an account designated by the Company on, or prior to, the Settlement Date. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Securities on a Settlement Date in accordance with the terms of this Agreement, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Section 10(a) and Section 10(d) hereto, it will (i) hold RBC harmless against any loss, liability, claim, damage, or expense whatsoever (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company or its transfer agent and (ii) pay to RBC any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

(d)        Denominations; Registration.    Certificates for the Securities shall be in such denominations and registered in such names as RBC may request in writing at least one full Business Day before the Settlement Date. The Company shall deliver the Securities, if any, through the facilities of The Depository Trust Company unless RBC shall otherwise instruct.

(e)        Limitations on Offering Size.    Under no circumstances shall the Company cause or request the offer or sale of any Securities, if after giving effect to the sale of such Securities, the aggregate offering price of the Securities sold pursuant to this Agreement would exceed the lesser of (A) together with all sales of Securities under this Agreement and each of the Alternative Distribution Agreements, the Maximum Amount, (B) the amount available for offer and sale under the currently effective Registration Statement and (C) the amount authorized from time to time to be issued and sold under this Agreement by the Company and notified to RBC in writing. Under no circumstances shall the Company cause or request the offer or sale of any Securities pursuant to this Agreement at a price lower than the minimum price authorized from time to time by the Company and notified to RBC in writing. Further, under no circumstances shall the aggregate offering price of Securities sold pursuant to this Agreement and the Alternative Distribution Agreements, including any separate underwriting or similar agreement covering principal transactions described in Section 1 of this Agreement and the Alternative Distribution Agreements, exceed the Maximum Amount.

(f)        Black-out Limitations.    Notwithstanding any other provision of this Agreement, the Company and RBC agree that no sales of Placement Securities shall take place, and the Company shall not request the sale of any Placement Securities that would be sold, and RBC shall not be obligated to sell, (i) during any period in which the Company is in possession of material non-public information or (ii) except as provided in Section 6(f)(1) hereof, at any time from and including the date the Company issues a press release containing, or shall otherwise publicly announce, its earnings, revenues or other operating results for a fiscal period or periods (each, an “Earnings Announcement”) through and including the time that is 24 hours after the time that the Company files a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K (a “Filing Time”) that includes consolidated financial statements as of and for the same fiscal period or periods, as the case may be, covered by such Earnings Announcement.

(1) If the Company wishes to offer or sell Securities to RBC as agent at any time during the period from and including an Earnings Announcement through and including the time that is 24 hours after the corresponding Filing Time, the Company shall first (i) prepare and deliver to RBC (with a copy to counsel to RBC) a Current Report on Form 8-K that includes substantially the same financial and related information that was included in such Earnings Announcement (other than any earnings projections and similar forward-looking data and officers’ quotations) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to RBC, (ii) provide RBC with the officers’ certificate, opinions and letters of counsel and accountants’ letter specified in Section 7(o), (p) and (q), respectively, hereof, (iii) afford RBC the opportunity to conduct a due diligence review in accordance with Section 7(m) hereof and (iv) file such Earnings 8-K with the Commission, then the provision of clause (ii) of Section 6(f) shall not be applicable for the period from and after the time at which the foregoing conditions shall have been satisfied (or, if later, the time that is 24 hours after the time that the relevant Earnings Announcement was first publicly released) through and including the time that is 24 hours after the Filing Time of the relevant Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be. For purposes of clarity, the parties hereto agree that (A) the delivery of any officers’ certificate, opinion or letter of counsel or accountants’ letter pursuant to this Section 6(f) shall not relieve the Company from any of its obligations under this Agreement with respect to any Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officers’ certificates, opinions and letters of counsel and accountants’ letters as provided in Section 7(o), (p) and (q), respectively, hereof, and (B) this Section 6(f)(1) shall in no way affect or limit the operation of clause (i) of Section 6(f) hereof, which shall have independent application.

SECTION 7. Covenants of the Company.     The Company covenants with RBC as follows:

(a)        Registration Statement Amendments; Payment of Fees.    After the date of this Agreement and during any period in which a Prospectus relating to any Placement Securities is required to be delivered by RBC under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act (“Rule 172”)), (i) the Company will notify RBC promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any comment letter from the Commission or any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information provided, however, if any such supplement to the Prospectus does not relate to the Placement Securities and no Placement Notice is pending, the Company may satisfy this Section 7(a)(i) by notifying RBC, of such supplement to the Prospectus no later than the close of business on the date of first use of such supplement; (ii) the Company will prepare and file with the Commission, promptly upon RBC’s request, any amendments or supplements to the Registration Statement or Prospectus that, in RBC’ reasonable opinion, may be necessary or advisable in connection with the distribution of the Placement Securities by RBC (provided, however, that the failure of RBC to make such request shall not relieve the Company of any obligation or liability hereunder, or affect RBC’s right to rely on the representations and warranties made by the Company in this Agreement); (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus, other than documents incorporated by reference, relating to the Placement Securities or a security convertible into the Placement Securities unless a copy thereof has been submitted to RBC within a reasonable period of time before the filing and RBC has not reasonably objected thereto (provided, however, that the failure of RBC to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect RBC’s right to rely on the representations and warranties made by the Company in this Agreement) and the Company will furnish to RBC at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via EDGAR; and

(iv) the Company will cause each amendment or supplement to the Prospectus, other than documents incorporated by reference, to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) under the Securities Act (without reliance on Rule 424(b)(8) under the Securities Act).

(b)        Notice of Commission Stop Orders.    The Company will advise RBC, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any other order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Placement Securities for offering or sale in any jurisdiction or of the loss or suspension of any exemption from any such qualification, or of the initiation or threatening of any proceedings for any of such purposes, or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement or if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities. The Company will make every reasonable effort to prevent the issuance of any stop order, the suspension of any qualification of the Securities for offering or sale and any loss or suspension of any exemption from any such qualification, and if any such stop order is issued or any such suspension or loss occurs, to obtain the lifting thereof as soon as reasonably practicable.

(c)        Delivery of Registration Statement and Prospectus.    The Company will furnish to RBC and its counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus, and any Issuer Free Writing Prospectuses, that are filed with the Commission during any period in which a Prospectus relating to the Placement Securities is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable and in such quantities and at such locations as RBC may from time to time reasonably request; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to RBC to the extent such document is available on EDGAR. The copies of the Registration Statement and the Prospectus and any supplements or amendments thereto furnished to RBC will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)        Continued Compliance with Securities Laws.    If at any time when a Prospectus is required by the Securities Act or the Exchange Act to be delivered in connection with a pending sale of the Placement Securities (including, without limitation, pursuant to Rule 172), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for RBC or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act, the Company will promptly notify RBC to suspend the offering of Placement Securities during such period and the Company will promptly prepare and file with the

Commission such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to RBC such number of copies of such amendment or supplement as RBC may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or conflicts with the information contained in the Registration Statement or the Prospectus or included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances, prevailing at that subsequent time, not misleading, the Company will promptly notify RBC to suspend the offering of Placement Securities during such period and the Company will, subject to Section 7(a) hereof, promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(e)        Blue Sky and Other Qualifications.    The Company will use its best efforts, in cooperation with RBC, to qualify the Placement Securities for offering and sale, or to obtain an exemption for the Securities to be offered and sold, under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as RBC may designate and to maintain such qualifications and exemptions in effect for so long as required for the distribution of the Securities (but in no event for less than one year from the date of this Agreement); provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Placement Securities have been so qualified or exempt, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption, as the case may be, in effect for so long as required for the distribution of the Placement Securities.

(f)         Rule 158.    The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to RBC the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(g)        Use of Proceeds.    The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

(h)        Listing.    During any period in which the Prospectus relating to the Placement Securities is required to be delivered by RBC under the Securities Act with respect to a pending sale of the Placement Securities (including in circumstances where such requirement may be satisfied pursuant to Rule 172), the Company will use its commercially reasonable efforts to cause the Placement Securities to be listed on the NYSE.

(i)        Filings with the NYSE.    The Company will timely file with the NYSE all material documents and notices required by the NYSE of companies that have or will issue securities that are traded on the NYSE.

(j)        Reporting Requirements.    The Company, during any period when the Prospectus is required to be delivered under the Securities Act and the Exchange Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act.

(k)        Notice of Other Sales.    During each period commencing on the date of each Placement Notice and ending after the close of business on the Settlement Date for the related transaction, the Company will not, without (i) giving RBC at least three (3) Business Days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale and (ii) RBC suspending activity under this program for such period of time as requested by the Company, (A) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or lend or otherwise transfer or dispose of, directly or indirectly, any Common Shares or securities convertible into or exchangeable or exercisable for or repayable with Common Shares, or file any registration statement under the Securities Act with respect to any of the foregoing (other than a shelf registration statement under Rule 415, a registration statement on Form S-8 or Form S-4 or a post-effective amendment to the Registration Statement) or (B) enter into any swap or other agreement or any transaction that transfers in whole or in part, directly or indirectly, any of the economic consequence of ownership of the Common Shares, or any securities convertible into or exchangeable or exercisable for or repayable with Common Shares, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (w) the Common Shares to be offered and sold through RBC pursuant to this Agreement or the Common Shares to be offered and sold through any Alternative Placement Agent pursuant to their respective Alternative Distribution Agreements, (x) the issuance of securities in connection with an acquisition, merger or sale or purchase of assets described in the Prospectus, (y) Common Shares issuable pursuant to the Company’s dividend reinvestment plan as it may be amended or replaced from time to time and (z) the issuance, grant or sale of any equity incentive awards approved by the Board of Trustees or the compensation committee thereof or the issuance or sale of Common Shares upon exercise thereof (including upon redemption of OP Units).

(l)        Change of Circumstances.    The Company will, at any time during a fiscal quarter in which the Company intends to tender a Placement Notice or sell Placement Securities, advise RBC promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document provided to RBC pursuant to this Agreement.

(m)        Due Diligence Cooperation.    The Company will cooperate with any reasonable due diligence review conducted by RBC or its agents in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior officers, during regular business hours and at the Company’s principal offices, as RBC may reasonably request after consultation with the Company.

(n)        Disclosure of Sales.    The Company will disclose in its quarterly reports on Form 10-Q and in its annual report on Form 10-K the number of Placement Securities sold pursuant to this Agreement and the Alternative Distribution Agreements, the Net Proceeds to the Company and the compensation payable by the Company to RBC with respect to such Placement Securities pursuant to the Agreement and the Alternative Distribution Agreements.

(o)        Representation Dates; Certificate.    On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement and:

(1) each time the Company:

(i) files the Prospectus relating to the Placement Securities or amends or supplements the Registration Statement or the Prospectus relating to the Placement Securities by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Placement Securities;

(ii) files an Annual Report on Form 10-K under the Exchange Act;

(iii) files a Quarterly Report on Form 10-Q under the Exchange Act; or

(iv) files a Current Report on Form 8-K containing amended financial information (other than an Earnings Announcement, to “furnish” information pursuant to Items 2.02 or 7.01 of Form 8-K) under the Exchange Act; and

(2) at any other time reasonably requested by RBC (each such date of filing of one or more of the documents referred to in clauses (1)(i) through (iv) and any time of request pursuant to this Section 7(o) shall be a “Representation Date”), the Company shall furnish RBC with a certificate, in the form attached hereto as Exhibit E within three (3) Trading Days of any Representation Date. The requirement to provide a certificate under this Section 7(o) shall be waived for any Representation Date occurring at a time at which no Placement Notice (as amended by the corresponding Acceptance, if applicable) is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Securities following a Representation Date when the Company relied on such waiver and did not provide RBC with a certificate under this Section 7(o), then before the Company delivers the Placement Notice or RBC sells any Placement Securities, the Company shall provide RBC with a certificate, in the form attached hereto as Exhibit E, dated the date of the Placement Notice.

(p)        Legal Opinions.    On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement, within three (3) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, the Company shall cause to be furnished to RBC written opinions of (i) Clifford Chance US LLP and (ii) the general counsel to the Company (together, “Company Counsel”), or other counsel satisfactory to RBC, in form and substance reasonably satisfactory to RBC and its counsel, dated the date that the opinions are required to be delivered, substantially similar to the form attached hereto as Exhibit D-1, D-2 and D-3, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinions for subsequent Representation Dates, counsel may furnish RBC with a letter (a “Reliance Letter”) to the effect that RBC may rely on a prior opinion delivered under this Section 7(p) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(q)        Comfort Letter.    On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement, within three (3) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, the Company shall cause its independent accountants (and any other independent accountants whose report is included in the Registration Statement or the Prospectus) to furnish RBC letters (the “Comfort Letters”), dated the date the Comfort Letters are delivered, in form and substance satisfactory to RBC, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the PCAOB, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

(r)        Opinion of Counsel for RBC.    On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement, within three (3) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, RBC shall have received the favorable written opinion or opinions of Hogan Lovells US, LLP, counsel for RBC and the Alternative Placement Agents, dated such date, with respect to such matters as the Placement Agents may reasonably request.

(s)        Market Activities.    Neither the Company nor the Operating Partnership will, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) sell, bid for, or purchase the Securities to be issued and sold pursuant to this Agreement, or pay anyone any compensation for soliciting purchases of the Securities to be issued and sold pursuant to this Agreement other than RBC; provided, however, that the Company may bid for and purchase its Common Shares in accordance with Rule 10b-18 under the Exchange Act.

(t)        Insurance.    The Company, the Operating Partnership and the Company’s subsidiaries shall use its commercially reasonable efforts to maintain, or cause to be maintained, insurance in such amounts and covering such risks as is reasonable and customary for companies engaged in similar businesses in similar industries.

(u)        Compliance with Laws.    The Company, the Operating Partnership and each of the Company’s subsidiaries shall maintain, or cause to be maintained, all material environmental permits, licenses and other authorizations required by federal, state and local law in order to conduct their businesses as described in the Prospectus, and the Company, the Operating Partnership and each of the Company’s subsidiaries shall conduct their businesses, or cause their businesses to be conducted, in substantial compliance with such permits, licenses and authorizations and with applicable environmental laws, except where the failure to maintain or be in compliance with such permits, licenses and authorizations would not reasonably be expected to have a Material Adverse Effect.

(v)        Investment Company Act.    Each of the Company and the Operating Partnership are familiar with the Investment Company Act, and the rules and regulations thereunder, and will, in the future, use its best efforts to ensure that none of the Company, the Operating Partnership nor any of the Company’s subsidiaries will be or become, at any time prior to the termination of this Agreement, required to register as an “investment company,” as such term is defined in the Investment Company Act, assuming no change in the Commission’s current interpretation as to entities that are not considered an investment company.

(w)        Securities Act and Exchange Act.    The Company will use its best efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Placement Securities as contemplated by the provisions hereof and the Prospectus.

(x)        No Offer to Sell.    Other than a free writing prospectus (as defined in Rule 405) approved in advance in writing by the Company and RBC in its capacity as principal or agent hereunder, the Company (including its agents and representatives, other than RBC in its capacity as such) will not, directly or indirectly, make, use, prepare, authorize, approve or refer to any free writing prospectus relating to the Securities to be sold by RBC as principal or agent hereunder.

(y)        Sarbanes-Oxley Act.    The Company, the Operating Partnership and the Company’s subsidiaries will use their best efforts to comply with all effective applicable provisions of the Sarbanes-Oxley Act of 2002.

(z)        Regulation M.    If the Company has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Company or the Common Shares, it shall promptly notify RBC and sales of the Placement Securities under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party.

(aa)        REIT Treatment.    The Company currently intends to continue to qualify as a REIT under the Code and will use its best efforts to enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for subsequent tax years that include any portion of the term of this Agreement; unless the Company’s board of directors determines in good faith by resolution that it is in the best interests of the Company’s stockholders not to continue to so qualify.

SECTION 8. Payment of Expenses.

(a)        Expenses.    The Company agrees to pay the costs, expenses and fees relating to the following matters: (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment and supplement thereto, (ii) the word processing, printing and delivery to RBC of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Placement Securities, (iii) the preparation, issuance and delivery of the certificates for the Placement Securities to RBC, including any stock or other transfer taxes and any capital duties, stamp duties or other duties or taxes payable upon the sale, issuance or delivery of the Placement Securities to RBC, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Company, (v) the qualification or exemption of the Placement Securities under securities laws in accordance with the provisions of Section 7(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for RBC and the Alternative Placement Agents in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplements thereto, (vi) the printing and delivery to RBC of copies of any permitted Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by RBC to investors, (vii) the preparation, printing and delivery to RBC of copies of the Blue Sky Survey and any Canadian “wrapper” and any supplements or wrappers required in connection with offers or sales in other jurisdictions and any supplements thereto, (viii) the fees and expenses of the Custodian and the transfer agent and registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to RBC and the Alternative Placement Agents in connection with, any review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of the Securities (x) the fees and expenses incurred in connection with the listing of the Placement Securities on the NYSE, and (xi) the disbursements of counsel for RBC in connection with the copying and delivery of closing documents delivered by the Company or the Company’s accountants or counsel (including any local counsel) and (xii) if Securities having an aggregate offering price of $25,000,000 or more have not been offered and sold under this Agreement and the Alternative Distribution Agreements by first anniversary of this Agreement (or such earlier date at which the Company terminates this Agreement) (the “Determination Date”), the Company shall reimburse RBC for all of its reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for RBC incurred by RBC in connection with the transactions contemplated by this Agreement (the “RBC Expenses”), and together with the similar expenses incurred by the Alternative Placement Agents as defined in the Alternative Distribution Agreements, the “Expenses”; provided, however that the aggregate of such Expenses for all Placement Agents shall not exceed $150,000). The Expenses shall be due and payable by the Company to RBC within five (5) Business Days of the Determination Date.

(b)        Termination of Agreement.    If this Agreement is terminated by RBC in accordance with the provisions of Section 9 or Section 13(a)(i) hereof, the Company shall reimburse RBC for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for RBC and the Alternative Placement Agents.

SECTION 9. Conditions of RBC’s Obligations. The obligations of RBC hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties of the Company and the Operating Partnership contained in this Agreement or in certificates of any officer of the Company or the Operating Partnership or any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company or the Operating Partnership of its covenants and other obligations hereunder, and to the following further conditions:

(a)        Effectiveness of Registration Statement; Payment of Filing Fee.    The Registration Statement shall have become effective and shall be available for (i) all sales of Placement Securities issued pursuant to all prior Placement Notices (each as amended by a corresponding Acceptance, if applicable) and (ii) the sale of all Placement Securities contemplated to be issued by any Placement Notice (each as amended by a corresponding Acceptance, if applicable). The Company shall have paid the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) under the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of the Prospectus).

(b)        No Material Notices.    None of the following events shall have occurred and be continuing: (i) receipt by the Company, the Operating Partnership or any of the Company’s subsidiaries of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus, or any Issuer Free Writing Prospectus, or any material document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus, or any Issuer Free Writing Prospectus, or such documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus and any Issuer Free Writing Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)        No Misstatement or Material Omission.    RBC shall not have advised the Company that the Registration Statement or Prospectus, or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in RBC’s reasonable opinion is material, or omits to state a fact that in RBC’s opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(d)        Material Changes.    Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any Material Adverse Effect.

(e)        Opinions of Counsel for Company.    RBC shall have received the favorable opinions of Company Counsel, required to be delivered pursuant to Section 7(p) on or before the date on which such delivery of such opinion is required pursuant to Section 7(p).

(f)        Representation Certificate.    RBC shall have received the certificate required to be delivered pursuant to Section 7(o) on or before the date on which delivery of such certificate is required pursuant to Section 7(o).

(g)        Accountant’s Comfort Letter.    RBC shall have received the Comfort Letter required to be delivered pursuant Section 7(q) on or before the date on which such delivery of such comfort letter is required pursuant to Section 7(q).

(h)        Approval for Listing.    The Placement Securities shall either have been (i) approved for listing on NYSE, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Placement Securities on NYSE at, or prior to, the issuance of any Placement Notice.

(i)        No Suspension.    Trading in the Securities shall not have been suspended on the NYSE.

(j)        Additional Documents.    On each date on which the Company is required to deliver a certificate pursuant to Section 7(o), counsel for RBC shall have been furnished with such documents and opinions as they may reasonably request for the purpose of enabling them to deliver the opinion herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement.

(k)        Securities Act Filings Made.    All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424.

(l)        Termination of Agreement.    If any condition specified in this Section 9 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by RBC by written notice to the Company to each of the individuals set forth on Exhibit B, and such termination shall be without liability of any party to any other party except as provided in Section 8 hereof and except that, in the case of any termination of this Agreement, Sections 5, 10, 11, 12, 13 and 22 hereof shall survive such termination and remain in full force and effect.

SECTION 10. Indemnification.

(a)        Indemnification by the Company and the Operating Partnership.    The Company and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless RBC, its affiliates (as such term is defined in Rule 405), and each person, if any, who controls RBC within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i)        against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included (A) in any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of any offering of Securities (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)        against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 10(d) below) any such settlement is effected with the written consent of the Company; and

(iii)        against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by RBC), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Agent Information).

(b)        Indemnification by RBC.    RBC agrees to indemnify and hold harmless each of the Company and the Operating Partnership and each of the Company’s trustees and each of the Company’s officers who signed the Registration Statement, each person who controls the Company and the Operating Partnership within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of the Company and the Operating

Partnership within the meaning of Rule 405 against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 10, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Agent Information. The Company acknowledges that the legal name of RBC as set forth under the caption “Plan of Distribution” beginning on page S-8 of the Prospectus Supplement constitutes the only information furnished in writing by or on behalf of RBC for inclusion in the Prospectus (collectively, the “Agent Information”).

(c)        Actions against Parties; Notification.    Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected as follows: counsel to RBC and each person, if any, who controls RBC within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall be selected by RBC; and counsel to the Company, its trustees, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for RBC and each person, if any, who controls RBC within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Company, its trustees, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 10 or Section 11 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)        Settlement Without Consent if Failure to Reimburse.    If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 10(a)(ii) effected without its written consent if

(i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e)        Other Agreements with Respect to Indemnification and Contribution.    The provisions of this Section 10 and in Section 11 hereof shall not affect any agreements among the Company and RBC with respect to indemnification of each other or contribution between themselves.

SECTION 11. Contribution. If the indemnification provided for in Section 10 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and RBC on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Operating Partnership on the one hand and of RBC on the other hand in connection with the statements or omissions.

The relative benefits received by the Company and the Operating Partnership on the one hand and RBC on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Operating Partnership on the one hand and the total commissions received by RBC on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate public offering price of the Securities as set forth on such cover.

The relative fault of the Company and the Operating Partnership on the one hand and RBC on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Operating Partnership or by RBC and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Operating Partnership and RBC agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 11. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 11 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 11, RBC shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which RBC has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 11, each person, if any, who controls RBC within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as RBC, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company and the Operating Partnership.

SECTION 12. Representations, Warranties and Agreements to Survive Delivery. The respective representations, warranties, indemnities, agreements and other statements of the Company and the Operating Partnership and of RBC set forth in or made pursuant to this Agreement, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of RBC or controlling person, or by or on behalf of the Company and the Operating Partnership, and shall survive delivery of the Securities to RBC.

SECTION 13. Termination of Agreement.

(a)        Termination; General.    RBC may terminate this Agreement, by notice to the Company, as hereinafter specified at any time (i) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, the Operating Partnership and the Company’s subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of RBC, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Placement Securities has been suspended or materially limited by the Commission or the NYSE, or if trading generally on the NYSE MKT LLC (the successor market to the American Stock Exchange (AMEX)), the NYSE or the Nasdaq Global Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, the FINRA or any other governmental authority, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or in Europe, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

(b)        Termination by the Company.    The Company shall have the right, by giving five (5) days’ notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement.

(c)        Termination by RBC.    RBC shall have the right, by giving five (5) days’ notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement.

(d)        Automatic Termination.    Unless earlier terminated pursuant to this Section 13, this Agreement shall automatically terminate upon the issuance and sale of all of the Placement Securities through RBC or the Alternative Placement Agents on the terms and subject to the conditions set forth herein and in the Alternative Distribution Agreements with an aggregate sale price equal to the amount to the Maximum Amount or upon three years having elapsed since the Registration Statement became effective pursuant to Rule 462(e) under the Securities Act.

(e)        Continued Force and Effect.    This Agreement shall remain in full force and effect unless terminated pursuant to Sections 13(a), (b), (c), or (d) above or otherwise by mutual agreement of the parties.

(f)        Effectiveness of Termination.    Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by RBC or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Securities, such Placement Securities shall settle in accordance with the provisions of this Agreement.

(g)        Liabilities.    If this Agreement is terminated pursuant to this Section 13, such termination shall be without liability of any party to any other party except as provided in Section 8 hereof, and except that, in the case of any termination of this Agreement, Section 5, Section 10, Section 11, Section 12, and Section 22 hereof shall survive such termination and remain in full force and effect.

SECTION 14. Notices. Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to RBC shall be directed to RBC at RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, New York 10281, fax no. (212) 428-6260, Attention: Syndicate Director; notices to the Company and the Operating Partnership shall be directed to it at 47 Hulfish Street, Suite 210, Princeton, New Jersey 08542, fax no. (609) 806-2666, Attention: Christopher Allen and Hugh O’Beirne, Esq.

SECTION 15. Parties. This Agreement shall inure to the benefit of and be binding upon RBC, the Company, the Operating Partnership and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than RBC, the Company, the Operating Partnership and their respective successors and the controlling persons and officers, trustees and directors, employees or agents referred to in Sections 10 and 11 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of RBC, the Company, the Operating Partnership and their respective successors, and said controlling persons and officers, trustees and directors employees or agents and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from RBC shall be deemed to be a successor by reason merely of such purchase.

SECTION 16. Adjustments for Stock Splits. The parties acknowledge and agree that all stock-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Securities.

SECTION 17. Governing Law and Time. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 18. Effect of Headings. The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

SECTION 19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile or e-mail transmission.

SECTION 20. Interpretation. As used in this Agreement, the following terms have the respective meanings set forth below:

All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

All references in this Agreement to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR; all references in this Agreement to any Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectuses that, pursuant to Rule 433, are not required to be filed with the Commission) shall be deemed to include the copy thereof filed with the Commission pursuant to EDGAR; and all references in this Agreement to “supplements” to the Prospectus shall include, without limitation, any supplements, “wrappers” or similar materials prepared in connection with any offering, sale or private placement of any Placement Securities by RBC outside of the United States.

SECTION 21. Permitted Free Writing Prospectuses. The Company represents, warrants and agrees that, unless it obtains the prior consent of RBC, and RBC represents, warrants and agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by RBC or by the Company, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents and warrants that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit F hereto are Permitted Free Writing Prospectuses.

SECTION 22. Absence of Fiduciary Relationship. Each of the Company and the Operating Partnership acknowledges and agrees that:

(a)        RBC is acting solely as agent and/or principal in connection with the public offering of the Securities and in connection with each transaction contemplated by this Agreement and the process leading to such transactions, and no fiduciary or advisory relationship among the Company, the Operating Partnership or any of their respective affiliates, shareholders (or other equity holders), creditors or employees or any other party, on the one hand, and RBC, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not RBC has advised or is advising the Company and/or the Operating Partnership on other matters, and RBC has no obligation to the Company or the Operating Partnership with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;

(b)        the public offering price of the Securities sold pursuant to this Agreement was not established by RBC;

(c)        it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(d)        RBC has not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(e)        it is aware that RBC and its respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and RBC has no obligation to disclose such interests and transactions to the Company by virtue of any advisory or agency relationship or otherwise, except or required by applicable law; and

(f)        it waives, to the fullest extent permitted by law, any claims it may have against RBC for breach of fiduciary duty or alleged breach of fiduciary duty in connection with the sale of Securities under this Agreement and agrees that RBC shall not have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Company, employees or creditors of Company.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between RBC and the Company in accordance with its terms.

[Signature Page Follows]

Very truly yours,

CHAMBERS STREET PROPERTIES

	By	/s/ Jack A. Cuneo
Name: Jack A. Cuneo
Title: President and Chief Executive Officer

CSP OPERATING PARTNERSHIP, LP
By:	Chambers Street Properties
Its:	General Partner

	By	/s/ Jack A. Cuneo
Name: Jack A. Cuneo Title: President and Chief Executive Officer

[Signature Page to Equity Distribution Agreement]

CONFIRMED AND ACCEPTED, as of the date first above written:

RBC CAPITAL MARKETS, LLC

By	/s/ Brian Dickman
Authorized Signatory

[Signature Page to Equity Distribution Agreement]